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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated November 12, 1999, included in Advanced Communication Systems, Inc.'s Form 10-K, for the fiscal year ended September 30, 1999 and to all references to our Firm included in this Registration Statement.



                                                         /s/ ARTHUR ANDERSEN LLP
Vienna, Virginia
January 20, 2000